Exhibit 23.1


                               AJ. ROBBINS, P.C.
                         CERTIFIED PUBLIC ACCOUNTANTS
                                AND CONSULTANTS
                        3033 EAST 1ST AVENUE, SUITE 201
                             DENVER, COLORADO 80206


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the use of our report dated November 16, 2001 and to the reference made to our firm under the caption "Experts" included in or made part of this Registration Statement on Form S-8.



                                       AJ. ROBBINS, P.C.
                                       CERTIFIED PUBLIC ACCOUNTANTS
                                          AND CONSULTANTS


Denver, Colorado
February 19, 2002